SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                          Date of Report: May 15, 2007
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                       Citizens South Banking Corporation
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                      0-23971                   54-2069979
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(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
      of incorporation)                                      Identification No.)


519 South New Hope Road, Gastonia, North Carolina                28054-4040
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: 704-868-5200
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure
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     On May 17, 2007,  Citizens South Banking  Corporation intends to present to interested investors and analysts written investor presentation material, which includes, among other things, a review of financial results and trends through the period ended March 31, 2007. Also included in the presentation is a consensus earnings per share estimate of $0.78 for 2007, which is considered by Management to be realistic.

     The investor presentation material will be available on Citizens South Banking Corporation's website, www.citizenssouth.com, under "About Us" in the "Investor Information" section beginning the afternoon of May 16, 2007.

     The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference the Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  CITIZENS SOUTH BANKING CORPORATION



DATE:  May 15, 2007                  By:  /s/ Kim S. Price
                                          -------------------------------------
                                          Kim S. Price
                                          President and Chief Executive Officer


                                     By:  /s/ Gary F. Hoskins
                                          -------------------------------------
                                          Gary F. Hoskins
                                          Chief Financial Officer